Exhibit 99.1

Mid-Wisconsin Financial Services, Inc. Reports Third Quarter Results

November 13, 2009
Medford, Wisconsin

Mid-Wisconsin Financial Services, Inc. (OTCBB: MWFS.OB), the holding company of Mid-Wisconsin Bank headquartered in Medford, WI, reported a net loss to common shareholders of ($833,000), or ($.51) per common share, for the quarter ended September 30, 2009. This compares to a net loss of ($1,252,000) or ($.76) per common share for the second quarter of 2009, and net income of $291,000, or $.18 per common share, for the third quarter of 2008. This resulted in a net loss of ($1,878,000), or ($1.14) per common share, for the nine months ending September 30, 2009, compared to net income of $1,194,000, or $.73 per common share, for the first nine months of 2008.

James F. Warsaw, President and CEO stated, "Our third quarter results continued to reflect the challenges we have been facing in addressing credit issues involving our commercial, agri-business and consumer loan customers. Five of the eight counties we serve continue to experience elevated levels of unemployment that are higher than the average for the state of Wisconsin. This condition often translates into higher delinquency rates. Noted deterioration in two large commercial accounts prompted us to increase our specific loan loss allocations for these accounts which resulted in higher than anticipated loan loss provisions for the quarter. Our provision for loan losses for the quarter was $2,150,000 compared to $2,750,000 for the second quarter of 2009 and $630,000 for the same period one year ago. Net charge offs for the quarter were $1,330,000 compared to $302,000 for the second quarter of 2009 and $432,000 for the third quarter of 2008. The increase in the level of net charge offs for the third quarter was primarily due to a partial charge-off of $680,000 taken on a previously disclosed participation loan. Our nonperforming loans were $14,387,000 at September 30, 2009 compared to $11,542,000 at June 30, 2009, and $11,577,000 at March 31, 2009. The growth in collateral dependent nonperforming loans is the result of the slowdown in the local economies as well as deterioration in certain loan participations purchased from other banks.

Despite the rise in our nonperforming assets during the third quarter, our net interest income of $4.1million remained relatively consistent with that reported in the second quarter of 2009 and the third quarter of 2008. Our quarterly net interest margin was 3.48% at September 30, 2009, down 5 basis points from 3.53% at June 30, 2009 and down 21 basis points from 3.69% at September 30, 2008. The quarterly decline in our net interest margin was due to a decline in loan income resulting from decreased interest rates and the reversal of previously accrued interest on nonperforming loans. These declines were offset by increased investment income and a shift in our deposit balances from higher cost time deposits to lower cost transaction accounts."

Loans were $357,865,000 at September 30, 2009, down 1.8% from $364,381,000 at
December 31, 2008, reflective of the softer loan demand being experienced across all markets. Deposits were $377,370,000 at September 30, 2009, down 2.2% from $385,675,000 at December 31, 2008 due primarily to a $9,558,000 reduction in higher cost brokered deposits. The year-over-year growth in core funding is primarily attributable to interest-bearing deposits, money market accounts, and certificates of deposit.

Total noninterest income for the third quarter 2009 was $1,020,000 up $19,000 from the $1,001,000 earned in the third quarter of 2008 predominantly from an increase in mortgage banking income of $109,000 in the same period comparison. This increase was partially offset by a decrease in wealth management fees of $61,000 primarily due to the decline in the value of assets under management for customers on which our fees are based, and a decrease in deposit service fees of $45,000.

As reported earlier, mortgage loans originated for sale during 2009 totaled $36,343,000 compared to $16,374,000 for the first nine months of 2008. This resulted in mortgage banking income of $455,000 for the first nine months of 2009, compared to $217,000 for the same period last year. Mortgage rates have increased during the second half of 2009 which has reduced loan demand which in turn is expected to impact our mortgage banking income during the last half of 2009.

Total noninterest expense for the third quarter was $3,981,000, down $900,000 from $4,881,000 in the second quarter 2009. FDIC insurance expense decreased $271,000 from the second quarter, which included a one-time special assessment assessed to all banks of $230,000. Expenses associated with the operation of other real estate also declined $607,000 due to lower levels of property write-downs during the quarter.

The Company has two investment securities that have other-than-temporary impairment. The total credit loss related to these non-agency securities in 2009 amounted to $301,000 of which $289,000 was recognized in earnings in the third quarter of 2009.

Mid-Wisconsin Financial Services, Inc., headquartered in Medford, Wisconsin, is the holding company of Mid-Wisconsin Bank which operates fourteen retail banking locations throughout central and northern Wisconsin serving markets in Clark, Eau Claire, Lincoln, Marathon, Oneida, Price, Taylor and Vilas counties. In addition to traditional loan and deposit products, the Bank offers trust, brokerage and private client services through its Wealth Management Services Group.

This press release contains forward-looking statements or comments that are provided to assist in the understanding of anticipated future financial performance. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's view as of any subsequent date. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those presented, either expressed or implied, in this filing. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements may be identified by, among other things, expressions of beliefs or expectations that certain events may occur or are anticipated, and projections or statements of expectations. Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as "may," "expects," "anticipates," "estimates," or "believes." Such statements are subject to important factors that could cause Mid-Wisconsin's actual results to differ materially from those anticipated by the forward-looking statements. These factors include (i) Mid-Wisconsin's exposure to the volatile commercial and residential real estate markets, which could result in increased charge-offs and increases in the allowance for loan losses to compensate for potential losses in its real estate portfolios or further write-downs of other real estate values, (ii) adverse changes in the financial performance and/or condition of Mid-Wisconsin's borrowers, which could impact repayment of such borrowers' outstanding loans,
(iii) Mid-Wisconsin's ability to maintain required levels of capital, (iv) fluctuation in Mid-Wisconsin's stock price, (v) other risks and assumptions described in Mid-Wisconsin's Annual Report on Form 10-K for the year ended December 31, 2008 under the headings "Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (vi) such other factors as may be described in other Mid-Wisconsin filings with the Securities and Exchange Commission ("SEC"), which factors are incorporated herein by reference. Forward-looking estimates and statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this filing. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Mid-Wisconsin's belief as of the date of this press release. Mid-Wisconsin specifically disclaims any obligation to update factors or to publicly announce the result of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments except as required by federal securities law.

Mid-Wisconsin Financial Services, Inc.
Consolidated Statements of Income
                                                                 Three Months Ended                Nine Months Ended
                                                               September   September              September   September
                                                                   30,         30,      Percent       30,         30,      Percent
 (dollars in thousands, except per share data - unaudited)        2009        2008      Change       2009        2008      Change
Interest and dividend income:
  Loans, including fees                                          $5,589      $6,359       -12%     $17,229     $19,557       -12%
  Securities
     Taxable                                                        929         802        16%       2,584       2,370         9%
     Tax-exempt                                                     118         143       -17%         373         458       -19%
  Other interest and dividend income                                 29          52       -44%         123         188       -35%
Total interest and dividend income                                6,665       7,356        -9%      20,309      22,573       -10%
Interest expense:
  Deposits                                                        1,843       2,434       -24%       5,997       7,792       -23%
  Short-term borrowings                                              37          37         0%          94         142       -34%
  Long-term borrowings                                              520         593       -12%       1,492       1,790       -17%
  Subordinated debentures                                           154         154         0%         461         461         0%
Total interest expense                                            2,554       3,218       -21%       8,044      10,185       -21%
Net interest income                                               4,111       4,138        -1%      12,265      12,388        -1%
Provision for loan losses                                         2,150         630       241%       5,650       2,265       149%
Net interest income after provision for loan losses               1,961       3,508       -44%       6,615      10,123       -35%
Non-interest income:
  Service fees                                                      321         366       -12%         923       1,069       -14%
  Wealth management                                                 313         374       -16%         917       1,067       -14%
  Net realized gain on sale of securities available for sale          0           0         0%         449           0       100%
  Mortgage banking income                                           165          56       195%         455         217       110%
  Other operating income                                            221         205         8%         676         736        -8%
Total non-interest income                                         1,020       1,001         2%       3,420       3,089        11%
Other-than-temporary impairment losses, net
  Total other-than-temporary impairment losses                      316           0       100%         374           0       100%
  Amount in other comprehensive income, before taxes                 27           0         0%          73           0       100%
  Total impairment                                                  289           0       100%         301           0       100%
Non-interest expenses:
  Salaries and employee benefits                                  2,214       2,328        -5%       6,384       7,049        -9%
  Occupancy                                                         465         474        -2%       1,429       1,533        -7%
  Data processing and information systems                           157         196       -20%         485         579       -16%
  Operation of other real estate                                    279         337       -17%       1,242         462        NM
  Legal and professional                                            234         198        18%         680         558        22%
  FDIC assessment                                                   181          47       285%         791          68        NM
  Other operating expenses                                          451         580       -22%       1,651       1,819        -9%
Total non-interest expenses                                       3,981       4,160        -4%      12,662      12,068         5%
Income (loss) before income taxes                                (1,289)        349        NM       (2,928)      1,144        NM
Provision (benefit) for income taxes                               (614)         58        NM       (1,437)        (50)       NM
Net income (loss)                                                 ($675)       $291        NM      ($1,491)     $1,194        NM
Preferred stock dividends, discount accretion, and premium
amortization                                                        158           0        NM          387           0        NM
Net income (loss) available to common stock                       ($833)       $291        NM      ($1,878)     $1,194        NM

Mid-Wisconsin Financial Services, Inc.
Consolidated Statements of Income (Unaudited) - Quarterly Trend
(in thousands, except per share amounts)
                                                        September 30,                                  December 31,  September 30,
                                                             2009      June 30, 2009  March 31, 2009       2008          2008
Interest and dividend income:
  Loans, including fees                                     $5,589           $5,802           $5,838         $6,161         $6,359
  Securities:
     Taxable                                                   929              855              801            804            802
     Tax-exempt                                                118              120              135            137            143
  Other                                                         29               45               48             57             52
Total interest and dividend income                           6,665            6,822            6,822          7,159          7,356
Interest expense:
  Deposits                                                   1,843            2,030            2,124          2,345          2,434
  Short-term borrowings                                         37               28               29             38             37
  Long-term  borrowings                                        520              490              482            576            593
  Subordinated debentures                                      154              153              154            153            154
Total interest expense                                       2,554            2,701            2,789          3,112          3,218
Net interest income                                          4,111            4,121            4,033          4,047          4,138
Provision for loan losses                                    2,150            2,750              750            935            630
Net interest income after provision for loan losses          1,961            1,371            3,283          3,112          3,508
Noninterest income:
  Service fees                                                 321              300              302            343            366
  Wealth management                                            313              316              288            296            374
  Net realized gain on sale of securities available for
  sale                                                           0              449                0              0              0
  Mortgage banking income                                      165              168              122             72             56
  Other operating income                                       221              272              183            226            205
Total noninterest income                                     1,020            1,505              895            937          1,001
Other-than-Temporary Impairment Losses, Net
  Total other-than-temporary impairment losses                 289               85                0              0              0
  Amount in other comprehensive income, before taxes             0               73                0              0              0
  Total impairment                                             289               12                0              0              0
Noninterest expenses:a
  Salaries and employee benefits                             2,214            1,965            2,205          2,018          2,328
  Occupancy                                                    465              487              477            463            474
  Data processing and information systems                      157              151              177            169            196
  Operation of other real estate                               279              886               77             79            337
  Legal and professional                                       234              239              207            205            198
  Goodwill impairment                                            0                0                0            295              0
  FDIC assessment                                              181              452              159            152             47
  Other operating expenses                                     451              701              499            561            580
Total noninterest expenses                                   3,981            4,881            3,801          3,942          4,160
Income (loss) before provision for income taxes             (1,289)          (2,017)             377            107            349
Provision (benefit) for income taxes                          (614)            (923)             100             59             58
Net income (loss)                                            $(675)         $(1,094)            $277            $48           $291
Preferred stock dividends, discount accretion, and
premium amortization                                           158              158               70              0              0
Net income(loss) available to common stock                   $(833)         $(1,252)            $207            $48           $291
Earnings (loss) per common share:
  Basic                                                     $(0.51)          $(0.76)           $0.13          $0.03          $0.18
  Diluted                                                   $(0.51)          $(0.76)           $0.13          $0.03          $0.18

Mid-Wisconsin Financial Services, Inc.
Financial Data
                                                    Three Months Ended             Nine Months Ended
                                               September 30,   September 30,   September 30,   September 30,
                                                    2009            2008            2009            2008
PER SHARE DATA
Earnings (loss) per common share:
Basic earnings (loss) per common share             ($0.51)          $0.18          ($1.14)          $0.73
Diluted earnings (loss) per common share            (0.51)           0.18           (1.14)           0.73
Cash dividends per share                             0.00            0.11            0.11            0.44
Book value per common share                        $21.05          $21.64          $21.05          $21.64
Weighted average common shares outstanding:
Basic                                               1,646           1,643           1,645           1,642
Diluted                                             1,646           1,643           1,645           1,642
Dividend payout ratio (1)                             0.0%           62.2%           -9.6%           60.6%
Stock Price Information:
   High Bid                                        $12.50          $21.00          $16.25          $24.00
   Low Bid                                           8.30           18.00            7.55           18.00
  Bid price at quarter end                           8.30           18.00            8.30           18.00

KEY RATIOS
Return on average assets                            -0.66%           0.24%          -0.51%           0.34%
Return on average equity                            -7.38%           3.28%          -5.73%           4.52%
Equity to assets                                     8.98%           7.35%           8.82%           7.42%
Net interest margin (FTE)                            3.48%           3.69%           3.52%           3.75%
Efficiency ratio (FTE)                              82.04%          79.62%          81.46%          76.64%
Net charge-offs to average loans                     0.37%           0.12%           0.49%           0.34%
Allowance for loan loss to period-end loans          2.35%           1.44%           2.35%           1.44%

(1) Ratio is based upon basic earnings per common share

Mid-Wisconsin Financial Services, Inc.
Consolidated Balance Sheets
(unaudited)
  As of As of
                                                             September   December
                                                                 30,        31,      Percent
 (dollars in thousands, except per share data - unaudited)      2009       2008      Change
ASSETS
Cash and due from banks                                        $7,985     $9,605       -17%
Interest-bearing deposits in other financial institutions       2,358         20        NM
Federal funds sold                                              6,223     22,300       -72%
Securities available for sale - at fair value                 104,377     81,038        29%
Loans held for sale                                             1,943        484        NM
Loans, net of amortized fees                                  357,865    364,381        -2%
Less:  Allowance for loan losses                               (8,420)    (4,542)       85%
Net loans                                                     349,445    359,839        -3%
Accrued interest receivable                                     2,258      1,986        14%
Premises and equipment, net                                     8,391      8,965        -6%
Other investments - at cost                                     2,616      2,616         0%
Other assets                                                    9,277      9,128         2%
Total Assets                                                 $494,873   $495,981         0%

LIABILITIES & STOCKHOLDERS' EQUITY
Noninterest-bearing deposits                                  $51,261    $55,694        -8%
Interest-bearing deposits                                     326,109    329,981        -1%
  Total deposits                                              377,370    385,675        -2%
Short-term borrowings                                          14,912     11,311        32%
Long-term borrowings                                           45,929     49,429        -7%
Subordinated debentures                                        10,310     10,310         0%
Accrued interest payable                                        1,310      1,718       -24%
Accrued expenses and other liabilities                            321      1,733       -81%
Total liabilities                                             450,152    460,176        -2%
Total stockholders' equity                                     44,721     35,805        25%
Total Liabilities & Stockholders' Equity                     $494,873   $495,981         0%

Nonaccrual loans                                              $14,327     $8,949        60%
Other real estate                                              $2,625     $2,556         3%
Net charge-offs                                                $1,772     $2,832        NM

Mid-Wisconsin Financial Services, Inc.
Interest Margin Analysis
                                           Three Months Ended     Nine Months Ended
                                         September   September   September   September
                                             30,         30,         30,         30,
                                            2009        2008        2009        2008
EARNING ASSETS
  Loans (FTE)                               6.11%       6.93%       6.33%       7.24%
  Investment securities:
    Taxable                                 4.39%       4.77%       4.57%       4.82%
    Tax-exempt (FTE)                        6.11%       6.16%       6.22%       6.30%
    Other                                   0.63%       2.27%       0.76%       2.67%
  Total interest-earning assets             5.60%       6.50%       5.79%       6.77%

INTEREST-BEARING LIABILITIES
  Interest-bearing demand                   0.62%       0.79%       0.65%       0.89%
  Savings deposits                          1.20%       1.85%       1.38%       1.98%
  Time deposits                             3.02%       4.00%       3.28%       4.32%
Short-term borrowings                       0.97%       1.33%       1.07%       1.65%
Long-term borrowings                        4.18%       4.50%       4.14%       4.59%
Subordinated debentures                     5.98%       5.98%       5.98%       5.98%
Total interest-bearing liabilities          2.52%       3.28%       2.69%       3.49%

Net Interest rate spread (FTE)              3.08%       3.22%       3.10%       3.28%
Net interest rate margin (FTE)              3.48%       3.69%       3.52%       3.75%

Average Balance Sheet (in thousands)
Loans                                   $363,620    $365,879    $364,613    $361,466
Deposits                                 376,476     367,905     379,947     363,186
Assets                                   498,733     479,973     497,097     475,786
Stockholders' equity                      44,767      35,274      43,850      35,280